                                                                    EXHIBIT 10.5

                            ASSET PURCHASE AGREEMENT

            THIS ASSET PURCHASE AGREEMENT is made and entered into as of the 1st day of January 2002, by and between APHERESIS TECHNOLOGIES, INC., a Florida corporation ("ATI"); and OCCULOGIX CORPORATION, a Florida corporation (the "Seller").

                                   WITNESSETH:

            WHEREAS, the Seller is the owner of certain assets used in therapeutic apheresis business (the "Business"); and

            WHEREAS, ATI desires to purchase, subject to certain liabilities, substantially all of the assets of the Seller used in the Business, which constitute only a portion of the assets of the Seller, and the Seller desires to sell such assets, all upon the terms and subject to the conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, it is hereby agreed as follows:

1.    PURCHASE AND SALE OF ASSETS: CLOSING.

      (a) Purchase and Sale. Upon the terms and subject to the conditions hereinafter set forth, the Seller hereby agrees to sell to ATI, and ATI agrees to purchase from the Seller the assets owned or used by the Seller in connection with the Business and listed on Exhibit A to this Agreement (collectively, the "Assets").

      (b) Procedure for Closing. At the closing of the transactions contemplated hereby (the "Closing"), the Seller shall sell, assign, transfer, convey and deliver to ATI free and clear of all liabilities whatsoever (whether absolute or contingent, and including all liens, encumbrances, equities, claims, charges or interests of third persons) other than those liabilities set forth on Exhibit B, and ATI shall purchase from the Seller, all of the Seller's right, title and interest in or to the Assets. The Closing shall be held at such place, date and time as the parties to this Agreement may agree (the "Closing Date"). At the Closing, in accordance with the terms of this Agreement, the Seller shall deliver to ATI a bill or bills of sale, assignments and all other instruments necessary or appropriate in the opinion of counsel to ATI to convey all right, title and interest in or to the Assets to ATI, and ATI shall deliver the consideration for the purchase of the Assets as provided in Section 2 of this Agreement.

2.    CONSIDERATION.

      (a) Purchase Price. In consideration of the purchase, sale, conveyance, transfer and delivery of the Assets, and upon the terms and subject to the conditions of this Agreement, ATI shall pay, the sum of TWENTY FIVE THOUSAND AND. NO/100 DOLLARS ($25,000.00), which the parties agree is the fair market value

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                                       -2-

            of the Assets as determined by an independent appraisal performed by Southland Business Group, 3314 Henderson Blvd, Tampa FL (the "Purchase Price"). The Purchase Price shall be paid by the execution and delivery by ATI of an assumption agreement (the "Assumption Agreement"), covering the liabilities specified on Exhibit B hereto.

      (b) No Assumption of Liabilities. Except as set forth in the Assumption Agreement, ATI shall not and does not assume any of the Seller's liabilities, including but not limited to its accounts payable and other trade liabilities incurred in the Business, or the debts, taxes, contingencies or other liabilities of the Business, whether fixed or contingent, and all such liabilities incurred prior to Closing shall remain the sole obligation of the Seller.

3. REPRESENTATIONS AND WARRANTIES. The Seller hereby represents and warrants to ATI the following:

      (a) Organization and Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the corporate power and authority to carry on its business as it is now being conducted.

      (b) Authority Relative to this Agreement. The execution, delivery and performance of this Agreement by the Seller have been duly authorized by the Board of Directors of the Seller. No further corporate or other action is necessary on its part to make this Agreement valid and binding upon it and enforceable against it in accordance with its terms or to carry out the transactions contemplated hereby.

      (c) No Violations. The execution, delivery and performance of this Agreement by the Seller do not and will not (1) constitute a breach or a violation of any law, rule or regulation, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which the Seller is a party or by which it is bound; (2) constitute a violation of any order, judgment or decree to which the Seller is a party or by which it is bound or by which any of the Seller's assets or properties are bound or affected; or (3) result in the creation of any lien, charge or encumbrance upon any of the Setter's assets or properties.

      (d) Litigation. The Seller (1) is not a party to any litigation, proceeding or administrative investigation and none is pending or threatened against it, its properties, or any property used in the Business, (2) knows of no basis for any such litigation, proceeding or investigation which might have a material adverse effect, financial or otherwise, on the Business, (3) knows of no outstanding order, writ, injunction or decree of any court, government, governmental authority or arbitration against or affecting the Business; and (4) knows of no material infringement of any copyright, trademark, trade name, patent or other proprietary right owned or licensed by it.

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                                       -3-

      (e) Title to and Condition of Assets. The Seller has good and marketable title to all the Assets. As of the date of this Agreement, such assets are subject to no guaranty, judgment, execution, pledge, lien, conditional sales agreement, security agreement, encumbrance or charge, except as disclosed pursuant to this Agreement (with respect to which no default exists) and except for liens for taxes not delinquent. The Assets are in good condition and repair, reasonable wear and tear excepted, and are operated in conformity with all applicable building and zoning ordinances and regulations and all other applicable laws, ordinances and regulations.

      (f) Leases, Contracts and Commitments. The Seller is not a party to any leases, contracts, agreements or commitments associated with the Business, whether written or oral, of any nature (including employment or consulting agreements, mortgages, loans, deeds of trust, indentures, credit and collective bargaining agreements).

      (g) Compliance With Applicable Laws. The conduct of the Business by the Seller does not violate or infringe any federal, state, local or foreign law, statute, ordinance, license or regulation that is presently in effect. Such conduct does not violate or infringe any right or concession, copyright, trademark, trade name, patent, know how or other proprietary right of others, the enforcement of which would adversely affect the Business or the value of the Assets. The Seller has and has maintained all licenses and permits required by all local, state and federal authorities and regulating bodies.

      (h) Approvals and Consents. No consent, approval or authorization is required in connection with the execution or delivery of this Agreement by the Seller or the consummation by it of the transactions contemplated hereby.

      (i) Disclosure. No representation or warranty made by the Seller in this Agreement, the exhibits hereto or any of the documents and papers required to be delivered pursuant to this Agreement or in connection with the consummation of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

4. REPRESENTATIONS AND WARRANTIES OF ATI. ATI hereby represents and warrants the following:

      (a) Organization and Standing. ATI is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the corporate power and authority to carry on its business as it is now being conducted.

      (b) Authority Relative to this Agreement. The execution and delivery of this Agreement by ATI has been duly authorized by the Board of Directors of ATI, and no further corporate action is necessary on its part to make this Agreement

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                                       -4-

            valid and binding upon it and enforceable against it in accordance with the terms hereof or to carry out the actions contemplated hereby.

      (c) Approvals and Consents. No additional consent, approval or authorization is required in connection with the execution or delivery of this Agreement by ATI or the consummation by ATI of the transactions contemplated hereby.

      (d) No Violations. The execution, delivery and performance of this Agreement by ATI do not and will not (1) constitute a breach or a violation of ATI's Articles of Incorporation or by laws, or of any law, rule or regulation, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which ATI is a party or by which it is bound; (2) constitute a violation of any order, judgment or decree to which ATI is a party or by which it is bound or by which any of ATI's assets or properties are bound or affected; or (3) result in the creation of any lien, charge or encumbrance upon any of ATI's assets or properties, except as contemplated by this Agreement.

      (e) Litigation. ATI (1) is not a party to any litigation, proceeding or administrative investigation and none is pending or threatened against such corporation, its properties, or any property used in its business or the transactions contemplated by this Agreement; (2) knows of no basis for any such litigation, proceeding or investigation which might have a material adverse effect, financial or otherwise, on its business, property, operations or prospects;
            (3) knows of no outstanding order, writ, injunction or decree of any court, government, governmental authority or arbitration against or affecting it, its properties or business; and (4) knows of no material infringement of any copyright, trademark, trade name, patent or other proprietary right owned or licensed by it.

5.    COVENANTS. The Seller hereby covenants the following:

      (a) Conduct of the Business Until Closing. Except as ATI may otherwise consent in writing, between the date of this Agreement and the Closing Date, the Seller will:

            (1) neither enter into any transaction, take any action nor fail to take any action which would, or could reasonably be expected to, materially adversely affect the Seller or its usability to perform its obligations under this Agreement; encumber any of the Assets, or dispose of any of the Assets;

            (2) neither enter into any transaction, take any action nor fail to take any action, in a manner which would result in any of the representations, warranties, disclosures, agreements or covenants of the Seller contained in this Agreement, the exhibits hereto or any document delivered in connection with the consummation of the transactions contemplated hereby, not to be true and complete, as of the time of such transaction, action or failure to take action, and also on the Closing Date; and

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                                       -5-

            (3) maintain all the Assets in good condition and repair, reasonable wear and tear excepted.

      (b) Compliance with Laws. The Seller shall comply with all laws of the State of Florida, the United States and any other governmental body with jurisdiction over the Seller or the Business.

      (c) Advice of Changes. Between the date of this Agreement and the Closing, the Seller will promptly advise ATI in writing of any fact which, if existing or known at the date of this Agreement, would have been required to be set forth in or disclosed pursuant to this Agreement.

      (d) Other Transactions Prohibited. During the term of this Agreement, the Seller will not enter into any written or oral agreements providing for the sale, lease or mortgage of the Assets. .

      (e) Access to Properties and Records, Etc. Between the date of this Agreement and the Closing, after reasonable notice, the Seller will provide to ATI and its counsel, accountants and other representatives full access during normal business hours for inspection of all of the properties, personnel, books, tax returns, contracts, commitments and records of the Seller to the extent they relate to the Business, and will furnish to ATI all such additional documents and information with respect to the affairs of the Business as ATI or its counsel or accountants may from time to time reasonably request. All such books, tax returns, contracts, commitments, documents and records of the Seller will be complete and correct as of the date of any inspection by or delivery to ATI or its representatives of such items.

6. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ATI. The obligations of ATI under this Agreement are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (the fulfillment of any of which may be waived in writing by ATI):

      (a) Accuracy of Representations and Warranties. The representations, warranties and statements of the Seller contained in this Agreement, all exhibits hereto and any documents delivered in connection herewith shall not only have been true and complete as of the date of this Agreement but shall also be true and complete as though again made on the Closing date, except to the extent that such representations and warranties and statements are incorrect as of such later date by reason of events occurring after the date of this Agreement in compliance with the terms hereof.

      (b) Compliance. The Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement and all exhibits hereto to be performed and complied with by it at or prior to the Closing.

      (c) Certificate. ATI shall have received a certificate executed by the President of the Seller and attested to by its Secretary, dated the Closing Date, satisfactory in form

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                                       -6-

            and substance to ATI and its counsel, certifying as to (1) the fulfillment of the matters set forth in Sections 6(a) and (b) of this Agreement and (2) the resolutions adopted by the Board of Directors of the Seller approving. the execution of this Agreement and the consummation of the transactions contemplated hereby and (3) the resolutions adopted by the Stockholders of the Seller approving the execution of this Agreement and the consummation of the transactions contemplated hereby.

      (d) Litigation. There shall not be any litigation or proceeding to restrain or invalidate the consummation of the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER. The obligations. of the Seller under this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions (the fulfillment of any one of which may be waived in writing by the Seller):

      (a) Accuracy of Representations and Warranties. The representations, warranties and statements of ATI contained in this Agreement shall not only have been true and complete on the date of this Agreement and when made but shall also be true and complete as though again made on the Closing Date, except to the extent that they are incorrect as of the Closing Date by reason of events occurring after the date of this Agreement in compliance with the terms hereof.

      (b) Compliance. ATI shall have performed and complied with all agreements, covenants and conditions required by this Agreement and all exhibits hereto to be performed and complied with by it at or prior to the Closing.

      (c) Certificate. The Seller shall have received a certificate executed by the President of ATI and attested to by its Secretary, dated the Closing Date, certifying as to (1) the fulfillment of the matters mentioned in Sections 7(a) and (b) of this Agreement and (2) the resolutions adopted by the Board of Directors of ATI approving the execution of this Agreement and the consummation of the transactions contemplated hereby.

8.    INDEMNIFICATION.

      (a) General -- Seller. The Seller agrees to indemnify and hold harmless ATI in respect of any and all claims, losses and expenses which may be incurred by ATI arising out of:

            (1) any breach by the Seller of any representations, warranties, covenants or agreements made in this Agreement, the exhibits hereto or any document or paper delivered in connection with the transactions contemplated hereby;

            (2) any attempt by any person to cause or require ATI to pay or discharge any debt, obligation, liability or commitment inconsistent with any such representation, warranty, covenant or agreement;

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                                       -7-

            (3) any action, suit, proceeding, assessment or judgment arising out of or incident to any of the matters indemnified against in this Section 8, including reasonable fees and disbursements of counsel (before and at trial, in bankruptcy proceedings and in appellate proceedings).

      (b) General -- ATI. ATI agrees to indemnify and hold harmless the Seller in respect of any and all claims, losses and expenses which may be incurred by the Seller arising out of:

            (1) any breach by ATI of any representations, warranties, covenants or agreements made in this Agreement, the exhibits hereto or any document or paper delivered in connection with the transactions contemplated hereby;

            (2) any attempt by any person to cause or require the Seller or the Stockholder to pay or discharge any debt, obligation, liability or commitment inconsistent with any such representation, warranty, covenant or agreement, or any debt, obligation, liability or commitment arising out of the operation of the Business after Closing;

            (3) any action, suit, proceeding, assessment or judgment arising out of or incident to any of the matters indemnified against in this Section 8, including reasonable fees and disbursements of counsel (before and at trial, in bankruptcy proceedings and in appellate proceedings).

9.    GENERAL.

      (a) No Brokers. Each of the parties to this Agreement represents and warrants to the other, that it has not utilized the services of any finder, broker or agent.

      (b) Survival of Representations Warranties, Etc: Each of the parties to this Agreement covenants and agrees that its representations, warranties, covenants, statements and agreements contained in this Agreement and the exhibits hereto and any document delivered in connection herewith shall survive the Closing Date and terminate on the fifth anniversary of such date.

      (c) Waivers. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein, therein and in any document delivered in connection herewith or therewith. The waiver by any party to this Agreement of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

      (d) Confidentiality. If the transactions contemplated by this Agreement are not consummated, then each of the parties to this Agreement agrees to keep confidential and shall not use for its own benefit any of the information (unless in the public domain) obtained from any other party and shall promptly return to

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                                       -8-

            such other parties all schedules, documents or other written information (without retaining copies thereof) previously obtained from such other parties.

      (e) Entire Agreement, Amendment. This Agreement (including the exhibits hereto and all documents and papers delivered pursuant hereto) constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, among the parties to this Agreement with respect to the subject matter hereof. This Agreement may not be modified or otherwise amended except by an instrument in writing executed by the parties to this Agreement.

      (f) Assignability. This Agreement shall not be assignable by any party to this Agreement without the prior written consent of the other party to this Agreement.

      (g) Further Assurances. The parties to this Agreement will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements or other instruments as either party may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

      (h) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (i) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

      (j) Governing Law. The validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Florida.

      (k) Construction. The parties acknowledge and agree that each of them has participated in the negotiation of this Agreement and has been represented by counsel. The parties agree that any rule of law requiring construction of a document against a party by reason such party's having prepared such document shall not apply to this Agreement.

      (l) Cost of Enforcement. If either party engages the services of an attorney or any other third party or in any way initiates legal action to enforce its rights under this Agreement, the nonprevailing party agrees to pay to the prevailing party all costs and expenses incurred by it relating to the enforcement of this Agreement (including reasonable attorneys' and legal assistants' fees before, at and after trial and in appellate proceedings).

            IN WITNESS WHEREOF, this Agreement has been signed by the parties hereto, all on the date first above written.

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                                       -9-

APHERESIS TECHNOLOGIES, INC.             OCCULOGIX CORPORATION


/s/ John Cornish                         /s/ Richard Davis
----------------------------------       --------------------------------------
By:  John Cornish                        By:  Richard Davis

                                    EXHIBIT A

Assets

1. Distributorship rights as defined in the 2001 Asahi/ATI Distributorship Agreement

2.    ATI Balance Sheet dated December 31, 2001, including

      ATI Assets
            Cash in Bank (Schedule A)
            Accounts Receivable (Schedule B)
            Inventory (Schedule C)
            Prepaid Expenses (Schedule D)
                     Prepaid Taxes
            Contingent Assets (Schedule E)
            Fixed Assets (Schedule F)
                     Depreciable Assets, Accumulated Depreciation
                     Property
            Other Assets:
                     Previously Expensed Items
                     Cash in Bank
                     Deposits Receivable and Bond Receivable
                     ATI Accounting Computer Software, Customer Files
            Capital
                   Paid in Capital, Retained Earnings, Common Stock
      Other ATI Assets:
            Contracts/Agreements
                     ATI Employee Agreements
                     Lease / Rent Agreements
                     Service Agreements,
                     Consulting Agreements
            Regulatory Files and correspondence (Excluding IDE # G970241)
                     Asahi Plasmaflo AP 05H(L), #P820033
                     Asahi Hemosorba CH-350 #K885017
                     ATI Plasma Pump PP-04, #K961137
                     ATI Plasma Exchange Tubeset, Model 064, K831747
                     ATIPlasma Discard Bag, K926409
                     Asahl Blood Pump ABP-03A, K830818
                     ATI Plasmaflo OP-051W(L) for stand alone use in TPEX
            ATI Accounts Payable (Schedule G)
            Sales Tax Payable (Schedule H)
            Other Short Term Liabilities (Schedule 1)
                     Notes Payable, Royalties, Line of Credit (South Trust Bank,
                     Amex)

                                    EXHIBIT B

Assumed Liabilities

            $25,000 of Occulogix payable to ATI will be credited by ATI against the Occulogix "Contingent Asset."